SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): DECEMBER 19, 2003

                               MILTOPE GROUP INC.
                      -------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                      0-13433                   11-2693062
--------------------------------------------------------------------------------
State or other jurisdiction    (Commission File Number)        (IRS Employer
    of incorporation)                                       Identification No.)


              3800 RICHARDSON ROAD SOUTH, HOPE HULL, AL           36043
--------------------------------------------------------------------------------
              (Address of Principal Executive Offices)          (Zip Code)

      (Registrant's telephone number, including area code): (334) 284-8665


                                 NOT APPLICABLE
       -----------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         Miltope Group Inc. ("MGI") (NasdaqSC: MILT) announced today that its stockholders have approved the previously announced merger pursuant to which Vision Technologies Kinetics will acquire MGI for $5.78 per share and one contingent value right per share. The transaction is expected to close prior to the end of the year.

         On December 19, 2003, MGI issued a press release, titled "Miltope Stockholders Approve Mergers" (attached to this Current Report as Exhibit 99.1).

         NOTE REGARDING FORWARD LOOKING STATEMENTS. The matters discussed in this Current Report on Form 8-K that are not historical facts are "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and MGI intends that such forward looking statements be subject to the safe harbors created thereby. MGI warns that caution should be taken in relying upon any forward looking statements contained herein, as they involve a number of risks and uncertainties that may cause the actual results of MGI to be materially different from any future results expressed or implied by such forward looking statements. Examples of such risks and uncertainties include, but are not limited to, the ability of MGI to consummate the sale of MGI, future demand for MGI's products and services, general economic conditions, actions of competitors, termination of contracts at the convenience of the United States government, customer funding variations in connection with multi-year contracts and follow-on options, and other risks and uncertainties. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated or expected. MGI does not undertake any obligation to update or revise any forward looking statement made by it or on its behalf, whether as a result of new information, future events or otherwise.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS. The following exhibit is filed with this report:

                  99.1 Press Release, dated December 19, 2003, titled "Miltope Stockholders Approve Mergers"


      [remainder of page intentionally left blank; signature page follows]

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MILTOPE GROUP INC.
                                        (Registrant)


                                        By:      /s/ Tom B. Dake
                                           --------------------------------
                                        Name:    Tom B. Dake
                                        Title:   Vice President Finance and
                                                 Chief Financial Officer

                                        Date:    December 19, 2003

                                  EXHIBIT INDEX


EXHIBIT               DESCRIPTION
-------               -----------

99.1 Press Release, dated December 19, 2003, titled "Miltope Stockholders Approve Mergers"